December 15, 2004

DREYFUS GROWTH AND VALUE FUNDS, INC. -DREYFUS LARGE COMPANY VALUE FUND
Supplement to Prospectus dated January 1, 2004

At a meeting of the Board of Directors of Dreyfus Growth and Value Funds, Inc., on behalf of Dreyfus Large Company Value Fund (the “Fund”), held on December 14, 2004, the Board approved, subject to shareholder approval, a Plan of Reorganization (the “Plan”) with respect to the Fund and Dreyfus Premier Strategic Value Fund (the “Acquiring Fund”). The Plan provides for the transfer of the Fund’s assets to the Acquiring Fund in a tax-free exchange for Class A shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund’s stated liabilities, the distribution of Class A shares of the Acquiring Fund to Fund shareholders and the subsequent termination of the Fund (the “Reorganization”). No sales charge or redemption fee will be imposed at the time of the Reorganization nor will shareholders be subject to a sales charge on any additional investments they make in Class A shares of the Acquiring Fund, or a redemption fee upon the redemption of such shares, after the Reorganization.

It is currently contemplated that holders of Fund shares as of January 26, 2005 (the “Record Date”) will be asked to approve the Plan on behalf of the Fund at a special meeting of shareholders to be held on or about April 7, 2005. If the Plan is approved, the Reorganization will become effective on or about April 18, 2005.

A Prospectus/Proxy Statement with respect to the proposed Reorganization will be mailed prior to the meeting to Fund shareholders as of the Record Date. The Prospectus/Proxy Statement will describe the Acquiring Fund and other matters. Investors may obtain a free copy of the Prospectus of the Acquiring Fund by calling 1-800-554-4611.